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                                                        EXHIBIT 20(c)

                      Toyota Motor Credit Corporation
                    Aggregate Monthly Report Information
                 Toyota Auto Receivable 1999-A Owner Trust
    As of and for the period from July 1, 1999 through September 30, 1999

Principal Distributions
Class A1                                       117,068,013.94
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
Class C                                                  0.00
                                             ----------------
     Total                                     117,068,013.94

Interest Distributions
Class A1                                         3,305,769.69
Class A2                                         3,797,711.12
Class A3                                         4,737,160.34
Class B                                            384,244.35
Class C                                            222,897.03
                                             ----------------
     Total                                      12,447,782.53

Certificate Distribution Amount Allocable
     To Previously Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
Class C                                                  0.00
                                             ----------------
     Total                                               0.00

Remaining Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
Class C                                                  0.00
                                             ----------------
     Total                                               0.00

Outstanding Principal Balance
Class A1                                       185,931,986.06
Class A2                                       284,000,000.00
Class A3                                       334,093,000.00
Class B                                         26,454,000.00
Class C                                         14,429,586.54
                                             ----------------
     Total                                     844,908,572.60


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                      Toyota Motor Credit Corporation
                    Aggregate Monthly Report Information
                 Toyota Auto Receivable 1999-A Owner Trust
    As of and for the period from July 1, 1999 through September 30, 1999


Credit Loss Amounts
Cumulative Credit Loss Amounts                     189,897.57
Reimbursed Credit Loss Amounts                     189,897.57

Principal Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
Class C                                                  0.00
                                             ----------------
     Total                                               0.00

Interest Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
Class C                                                  0.00
                                             ----------------
     Total                                               0.00

Servicing Fee                                    2,305,698.09

Payments Ahead                                   2,725,748.34
Change in Payments Ahead from the
     previous year - increase/(decrease)         2,725,748.34
Servicer Advances                                2,972,667.28
Change in Servicer Advances from
     previous year - increase/(decrease)         2,972,667.28

Reserve Fund                                     7,214,824.00
Cumulative Withdrawals from the Reserve Fund             0.00
Amounts Reimbursed to the Reserve Fund                   0.00